SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA High Income Fund (the “Fund”)

                Effective March 1, 2007, Andrew Cestone is added as a portfolio manager of the Fund.

                Effective July 2, 2007, Andrew Cestone will be the lead portfolio manager of the Fund and Gary Pzegeo will no longer manage the Fund.

                The change in portfolio management may result in changes in the Fund’s portfolio that could increase transaction costs to the Fund.

                Mr. Cestone served as Managing Director and head of Global High Yield for Deutsche Asset Management from 1998 to 2006. Previously, he served as an Investment Analyst with Phoenix Investment Partners. Mr. Cestone has nearly 15 years of investment experience.

                The sections of the Fund’s prospectuses entitled "Fund Facts" and "The Fund’s Portfolio Managers" are revised accordingly.

March 1, 2007	578832 (3/07)